CHINA WATER AND DRINKS ANNOUNCES THE ACQUISITION OF TWO BOTTLED WATER MANUFACTURERS IN CHINA

•	Acquired Beijing Changsheng Taoda Co., Ltd. and Changsha Rongtai Co., Ltd. for a total purchase price of $11.7 million

Shenzhen & Hong Kong, China, and Palm Desert, California - October 22, 2008 — China Water and Drinks Inc. (OTCBB: CWDK.OB) (“China Water”) and Heckmann Corporation of Palm Desert, California (NYSE: HEK, HEK.U, HEK.WS) (“Heckmann”) today announced that China Water has acquired two bottled water manufacturers in China for $11.7 million in cash. China Water and Heckmann Corporation previously disclosed that these acquisitions were in process. Both acquisitions have now successfully closed, as follows:

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Beijing Changsheng Taoda Co., Ltd. was acquired for $6.0 million in cash. Beijing Changsheng Taoda Co. currently operates one newly built facility outside Beijing, with an annual capacity of approximately 247.1 million small bottles. The company plans to add a new carboy bottled water production line with an annual capacity of 8.2 million carboy bottles to complement its small bottle water production.

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Changsha Rongtai Co., Ltd. was acquired for $5.7 million in cash. Changsha Rongtai Co. currently operates one facility in Changsha, Hunan province, which has an annual small bottle capacity of approximately 178.5 million bottles.

Together these acquisitions add two small bottled water production lines with an annual capacity of approximately 426 million bottles, and are China Water’s first expansion into the Beijing area.

“These acquisitions demonstrate our continuing ability to execute our growth strategy of consolidating the highly-fragmented bottled water market in China,” stated Hong Bin Xu, the Founder, Chairman and CEO of China Water. “The demand for bottled water in China remains strong, fueled by the country’s continued economic growth, favorable demographic characteristics, and the need for clean, safe drinking water.”

“We are very pleased to have completed these acquisitions early in the fourth quarter and are now even more confident in China Water’s ability to continue to build its business and secure its place as a leading producer of bottled water in China,” stated Richard J. Heckmann, Chairman and CEO of Heckmann Corporation. “We look forward to consummating our transaction at the end of this month and teaming with Mr. Xu to capitalize on our considerable financial flexibility in order to build this business into a worldwide water enterprise.”

In May, China Water entered into a definitive merger agreement with Heckmann Corporation. The merger has been approved by a majority of China Water shareholders and Heckmann shareholders are scheduled to vote on the transaction on October 30th, with the closing of the merger expected to occur on October 31st. On October 2, 2008, the U.S. Securities & Exchange Commission declared effective the definitive information and proxy statements for the merger and these are available free of charge on the SEC's web site at www.sec.gov.

About China Water and Drinks

China Water and Drinks Inc. is a leading producer and distributor of bottled water in China. Through its production facilities in Guangzhou, Zhanjiang, Feixian, Changchun, Nanning and Shenyang, the Company produces and distributes bottled water to 14 provinces and regions in China. The Company markets its own product primarily under the brands “Darcunk” and “Grand Canyon”, supplies purified water to both local and international beverage brands such as Coca-Cola and Uni-President and provides private label bottled water for companies such as Sands Casino, Macau.

Investor Relations Contact:

Devlin Lander
ICR
415-292-6855

SAFE HARBOR STATEMENT

Statements in this press release that relate to future plans, objectives, expectations, performance, revenues and earnings projections, future profitability estimates, industry and market conditions, positioning and market plans, growth estimates, risk assessments, anticipated events, and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Factors that may cause such differences include changes in market conditions, changes in economic environment, competitive factors and the other factors discussed in the "forward-looking information" or "risk factors" sections included in China Water's and Heckmann Corporation’s filings with the Securities and Exchange Commission, including their definitive information and proxy statement and prospectus effective October 2, 2008, their Annual Reports on Form 10-K, and amendments thereto, Quarterly Reports on Form 10-Q, and amendments thereto, and other documents that China Water and Heckmann have filed with the Commission, all of which are available free of charge at the website of the U.S. Securities & Exchange Commission at www.sec.gov.

Interested stockholders and investors can access additional information about Heckmann and China Water filed with the Securities and Exchange Commission, on the SEC's web site at www.sec.gov.

Risks and Uncertainties; Forward-Looking Statements

The merger transaction described herein is subject to a number of risks and uncertainties, including, but not limited to, the satisfaction of certain conditions to the closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all. This document and documents referred to herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to Heckmann and China Water as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Heckmann’s or China Water’s views as of any subsequent date and neither undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Heckmann’s Form S-4 Registration Statement and Proxy Statement filed with the Securities and Exchange Commission and declared effective on October 2, 2008, Heckmann’s Annual Report on Form 10-K for the period ended December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of Heckmann’s SEC filings, and China Water’s Annual Report on Form 10-K for the period ended December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of China Water’s SEC filings.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed Merger, Heckmann filed a definitive proxy statement for the stockholders of Heckmann with the SEC on Form S-4 which was declared effective October 2, 2008. Stockholders of Heckmann are advised to read the definitive proxy statement in connection with Heckmann’s solicitation of proxies for the special meeting because these materials contain important information regarding the proposed transaction. The definitive proxy statement is also being sent to Heckmann stockholders as of the September 15, 2008 record date established for voting on the Merger. Heckmann stockholders may obtain a copy of the definitive proxy statement, without charge, by directing a request to: Heckmann Acquisition II Corp., 75080 Frank Sinatra Drive, Palm Desert, CA 92211. The definitive proxy statement can also be obtained, without charge, at the U.S. Securities & Exchange Commission’s internet site (www.sec.gov ).

Heckmann, its merger sub and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the Merger. Information about Heckmann’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2007 and Form 10-Q for the period ended June 30, 2008, filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement.